Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® U.S. Stocks Target Double Distribution ETF (DDDD)

(the “Fund”)

listed on NYSE Arca, Inc.

April 16, 2026

Supplement to the Summary Prospectus,

dated March 10, 2026

and Prospectus dated, November 26, 2025

Effective immediately, the second sentence under the heading “Principal Investment Strategies” is amended and restated to read as follows:

The Fund’s strategy involves: (1) investing in shares of Schwab U.S. Dividend Equity ETF (“SCHD”), an exchange-traded fund that seeks to track the performance of the Dow Jones U.S. Dividend 100 Index; (2) investing directly in select underlying securities held by SCHD (or highly correlated securities) and (2) generating options premiums through an options portfolio by selling (writing) options on (i) select underlying securities held by SCHD (or highly correlated securities), and (ii) SCHD itself.

Additionally, effective immediately, the second paragraph under the heading “Principal Investment Strategies -Equity Strategy” is amended and restated to read as follows:

The Fund utilizes SCHD as a core holding to gain diversified exposure to high-quality U.S. companies with a focus on dividend sustainability and growth. In addition to investing directly in shares of SCHD, the Fund may invest in select underlying securities held by SCHD, or securities that are highly correlated with such underlying securities. While the Fund does not directly track the Index, the Fund’s equity exposure is influenced by the Index’s underlying methodology and characteristics through its investments in SCHD and/or such underlying or correlated securities.

Effective immediately, the first paragraph under the heading “Principal Investment Risks - SCHD Risk” is amended and restated to reads as follows:

SCHD Risk. The Fund invests in SCHD and, under normal circumstances, may also invest directly in a subset of the equity securities held by SCHD or in securities that are highly correlated with such holdings. As a result, the Fund is exposed not only to the risks associated with investing in SCHD as an exchange-traded fund, but also—whether indirectly through SCHD or directly through such investments—to the risks of the individual issuers and securities that comprise, or are economically similar to, those included in SCHD’s portfolio. The value of SCHD and any such underlying or correlated securities will fluctuate over time based on the performance of the securities included in the Index, which may be affected by factors such as changes in general economic conditions, interest rates, company fundamentals, and market sentiment regarding dividend-paying stocks. Brokerage, tax, and other expenses incurred by SCHD may negatively impact its performance and, in turn, the value of the Fund’s shares. In addition, to the extent the Fund invests directly in underlying or correlated securities, it will bear its proportionate share of any transaction and other costs associated with such investments. Since SCHD is an ETF, it is also subject to the same structural risks as the Fund, including risks related to ETF trading, tracking error, and liquidity. By virtue of the Fund’s investment in SCHD and/or direct or indirect exposure to its underlying or correlated securities, the Fund may also be subject to the following risks

Effective immediately, the section under the heading “Principal Investment Risks - SCHD Risk” is amended and supplemented with the addition of the additional sub-risk:

•	Underlying Securities and Correlation Risk. To the extent the Fund invests directly in securities held by SCHD or in securities that are highly correlated with such holdings, the Fund may be more directly exposed to the risks of those issuers and may experience performance that deviates from that of SCHD. Such investments may increase the Fund’s sensitivity to the performance of a smaller number of issuers or sectors, reduce diversification benefits associated with investing solely in SCHD, and result in greater volatility. In addition, securities that are intended to be highly correlated with SCHD’s holdings may not perform as expected, particularly during periods of market stress or dislocation, which could cause the Fund’s performance to diverge from that of SCHD or the Index.

Please retain this Supplement for future reference.